Supplement Dated March 19, 2009

PRIMARY FUND

TREASURY & REPO FUND

U.S. TREASURY FUND

of the Reserve Fund

RESERVE YIELD PLUS FUND

of the Reserve Short-Term Investment Trust

The following disclosure updates the current Prospectus and Statement of Additional Information for each Fund named above.

On March 3, 2009, the staff of the Securities and Exchange Commission’s Division of Enforcement informed counsel to Resrv Partners Inc. (“Resrv”), the distributor for each Fund, of the SEC staff’s intention to recommend that the SEC bring an enforcement action against Resrv alleging violations of certain provisions of the federal securities laws.  Resrv expects to defend vigorously against the allegations.

As previously reported, on December 18, 2008, the staff of the SEC’s Division of Enforcement informed counsel to Reserve Management Company, Inc. (“RMCI”), the investment adviser to each Fund, of the SEC staff’s intention to recommend that the SEC bring an enforcement action against RMCI alleging violations of certain provisions of the federal securities laws. The staff also gave notice of its intention to recommend enforcement actions against Bruce Bent, President of RMCI and President and Chairman of the Board of each Fund, against Bruce Bent II, Senior Vice President of RMCI and Co-Chief Executive Officer of each Fund and against Arthur Bent III, Chief Operating Officer and Treasurer of RMCI and Co-Chief Executive Officer of each Fund. RMCI, Mr. Bruce Bent, Mr. Bruce Bent II and Mr. Arthur Bent III are defending themselves vigorously against the allegations.

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